UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019
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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)
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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)
Tel. (212) 782-6800
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Item 7.01 Regulation FD Disclosure.
On September 16, 2019, MUFG Americas Holdings Corporation (the “Company”) updated its Investor Presentation for the quarter ended June 30, 2019 furnished herewith as Exhibit 99.1. A copy of the updated Investor Presentation is available on the Company’s website (www.unionbank.com).  All information in Exhibit 99.1 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 under the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, except as specifically incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No. Description n

99.1 Updated Investor Presentation for the Quarter Ended June 30, 2019.

EXHIBIT INDEX

Exhibit No. Description n

99.1 Updated Investor Presentation for the Quarter Ended June 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Date: September 16, 2019	By:	/s/ JOHANNES WORSOE
JOHANNES WORSOE Chief Financial Officer (Principal Financial Officer)

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